SCHEDULE OF TAX EXPENSE (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Net operating loss before taxes	$ (6,212,287)	$ (22,749,050)
Federal income tax rate	21.00%	21.00%
Tax expense (benefit) at the statutory rate	$ (1,304,580)	$ (4,777,301)
Tax effect of stock-based compensation	389,710	962,936
Change in Derivatives	(92,414)	2,892,085
Change in valuation allowance	1,007,284	922,280
Total